CHESAPEAKE UTILITIES CORPORATION First Quarter 2023 Earnings Conference Call May 4, 2023 Exhibit 99.1

Today’s Presenters Jeff Householder Chairman of the Board, President, and Chief Executive Officer Alex Whitelam Head of Investor Relations Beth Cooper Executive Vice President, Chief Financial Officer, Treasurer and Assistant Corporate Secretary Jim Moriarty Executive Vice President, General Counsel, Corporate Secretary and Chief Policy and Risk Officer

Forward Looking Statements and Other Statements Safe Harbor Statement Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements. You should refer to the additional information contained in Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC and other subsequent SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. Non-GAAP Financial Information This presentation includes non-GAAP financial measures including Adjusted Gross Margin. A "non-GAAP financial measure" is generally defined as a numerical measure of a company's historical or future performance that includes or excludes amounts, or that is subject to adjustments, so as to be different from the most directly comparable measure calculated or presented in accordance with GAAP. Our management believes certain non-GAAP financial measures, when considered together with GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. A reconciliation of GAAP to non-GAAP financial measures is included in the appendix of this presentation. The Company calculates Adjusted Gross Margin by deducting the purchased cost of natural gas, propane and electricity and the cost of labor spent on direct revenue-producing activities from operating revenues. The costs included in Adjusted Gross Margin exclude depreciation and amortization and certain costs presented in operations and maintenance expenses in accordance with regulatory requirements. Adjusted Gross Margin should not be considered an alternative to Gross Margin under US GAAP which is defined as the excess of sales over cost of goods sold. The Company believes that Adjusted Gross Margin, although a non-GAAP measure, is useful and meaningful to investors as a basis for making investment decisions. It provides investors with information that demonstrates the profitability achieved by the Company under the Company's allowed rates for regulated energy operations and under the Company's competitive pricing structures for unregulated energy operations. The Company's management uses Adjusted Gross Margin as one of the financial measures in assessing a business unit’s performance. Other companies may calculate Adjusted Gross Margin in a different manner.

Financial Highlights Diluted EPS of $2.04, despite being significantly impacted by extraordinarily warmer temperatures ($0.29)  Drove $3.8 million in adjusted gross margin growth Deployed approximately $42 million on new capital investments, remaining on track for 2023 capital expenditure guidance of $200 million to $230 million Completed Florida natural gas base rate case, with permanent rates going into effect as of March 1, 2023 Issued $80 million of 5.43% Senior Notes Increased annualized dividend per share by 10.3% Chesapeake Utilities named to Top Workplaces USA for 3rd consecutive year in a row – a testament to the Company’s strong culture

Weather During the First Quarter of 2023 Delmarva Three Months Ended March 31, Variance Year-over-Year 2023 2022 # % Actual HDD 1,774 2,181 (407) -19% 10-yr Avg HDD (“Normal”) 2,285 2,255 30 Variance from Normal # (511) (74) % -22% Ohio Three Months Ended March 31, Variance Year-over-Year 2023 2022 # % Actual HDD 2,384 2,926 (542) -19% 10-yr Avg HDD (“Normal”) 2,965 2,912 53 Variance from Normal # (581) 14% -20% Florida Three Months Ended March 31, Variance Year-over-Year 2023 2022 # % Actual HDD 344 497 (153) -31% 10-yr Avg HDD (“Normal”) 505 497 8 Variance from Normal # (161) (74) % -32% Significantly warmer temperatures during the quarter impacted each of our service territories Delmarva and Ohio’s decrease in heating degree days (HDD) had more of an impact on earnings given the heat load in our northern service areas CPK largely mitigated the impacts of weather through organic growth initiatives and cost management We will continue to take steps to offset the impacts of the first quarter’s weather throughout the year Exceptionally Warm Weather Across All Service Areas

Growth Platform Focus

Organic Growth:

- 5.8% / 4.4% residential customer growth in Delmarva / Florida for Q1'23
- Added more than 8,900 residential customers
- Natural gas continues to be the preferred energy source for our customers

Gas Transmission:

- Completion of Beachside expansion project in Vero Beach, Florida
- Clean Energy expansion for CNG fueling station in Davenport, Florida
- Pipeline expansions continue to advance at the Wildlight Community in Yulee, Florida and other locations throughout our service territories
- New projects being evaluated and pursued in Delmarva, Florida and Ohio

Propane Distribution:

- Mitigated historically high temperatures across northern territories
- Integrating Sharp's programs and practices within recent acquisitions

Marlin Gas Services:

- Increased demand for CNG services in Q1'23
- Providing interim service for Clean Energy's CNG fueling station in Florida

Sustainable Investments:

- Construction underway on first RNG facility at Full Circle Dairy
- Member of collective team that submitted a proposal for a hydrogen hub in the Delaware, Philadelphia and Southern New Jersey region

CHESAPEAKE UTILITIES CORPORATION

6

Beachside Pipeline Expansion Peninsula Pipeline recently completed construction of the Beachside Pipeline Expansion project in Vero Beach, Florida 11-mile expansion that brings natural gas capacity to customers in the following communities:  Wabasso Wabasso Beach Indian River Shores North Hutchinson Island Harbor Isles Infrastructure investment of $10.5 million Expected additional annual adjusted gross margin of $1.8 million in 2023 and $2.5 million in the years thereafter  Construction began in Q2’22 and was completed on schedule and within the original budget

First Quarter 2023 Financial Performance $2.0M Pipeline Expansion and Natural Gas Organic Growth -$6.9M Lower Customer Consumption Related to Warmer Weather $3.1M Higher Fees and Propane Margins per Gallon $1.3M Increased Demand for CNG, RNG and LNG services -$0.5M ESNG Contracted Rate Adjustment and Other $4.9M Regulated Infrastructure Programs and Recovery Mechanisms Key Adjusted Gross Margin Drivers -1.9%

First Quarter 2023 Financial Summary Solid performance, despite significantly warmer weather and continued inflationary environment Despite weather that impacted adjusted gross margin negatively by $6.9 million: Operating income increased by $50k Net income decreased by just $589k 1See appendix for non-GAAP to GAAP reconciliation of adjusted gross margin Consolidated First Quarter Change Full Year Change (in thousands except per share data) 2023 2022 $ % 2023 2022 $ % Total Adjusted Gross Margin1 $,129,540 $,125,700 $3,840 3.5% $0 #DIV/0! Operating Income 54,915 54,865 50 91132780461131873.9% 0 #DIV/0! Other Income, Net 276 913 -,637 -0.6976998904709748 0 NMF Interest Charges 7,232 5,339 1,893 0.35456077917212964 0 #DIV/0! Pre-tax Income 47,959 50,439 -2,480 -4.9% 0 #DIV/0! Income Taxes 11,615 13,506 -1,891 -0.14001184658670221 0 #DIV/0! Net Income $36,344 $36,933 $-,589 -1.6% 0 #DIV/0! Diluted EPS $2.04 $2.08 $-4.0000000000000036E-2 -1.9% $0 #DIV/0!

Key Drivers of Performance – Quarter Ended March 31, 2023 Q1 2022 Diluted Earnings Per Share $2.08 A Reduction in State Tax Rate $0.07 B Core business growth (not impacted by weather) $0.45 C Lower Customer Consumption Related to  Warmer Weather -$0.29 D Operating expenses -$0.10 E Depreciation, amortization and property tax costs due to new capital investments  -$0.05 F Interest and other changes -$0.12 Q1 2023 Diluted Earnings Per Share $2.04

Regulated Energy Segment – Financial Summary Operating income up 8.5% driven by: Permanent rates associated with Florida natural gas base rate proceeding Organic growth in natural gas distribution operations, including propane CGS conversions Incremental contributions from regulated infrastructure programs Pipeline expansions by Eastern Shore Natural Gas, Florida Natural Gas, Peninsula Pipeline and Aspire Energy Express Solid growth, offsetting warmer weather Year-to-Date Highlights 1See appendix for non-GAAP to GAAP reconciliation of adjusted gross margin Regulated Energy Segment First Quarter Change Year to Date Change (in thousands except per share data) 2023 2022 $ % 2023 2022 $ % Adjusted Gross Margin1 $86,982 $82,449 $4,533 5.5% $0 #DIV/0! Dep., amort. & property taxes 18,670 18,251 419 2.3% 0 #DIV/0! Other operating expenses 30,687 29,517 1,170 3.963817461124098 0 #DIV/0! Operating income $37,625 $34,681 $2,944 8.5% $0 #DIV/0!

Unregulated Energy Segment – Financial Summary Operating income down 14.0% driven by: Reduced customer consumption impacted adjusted gross margin by $5 million in Delmarva and Ohio regions due to warmer weather  Partially offset by increased propane margins and service fees Increased demand for CNG/RNG/LNG services  Year-to-Date Highlights Warmer weather partially offset by continued demand for CNG/RNG/LNG services 1See appendix for non-GAAP to GAAP reconciliation of adjusted gross margin Unregulated Energy Segment First Quarter Change Year to Date Change (in thousands except per share data) 2023 2022 $ % 2023 2022 $ % Adjusted Gross Margin1 $42,594 $43,284 $-,690 -1.6% $0 #DIV/0! Dep., amort. & property taxes 4,822 4,296 526 0.12243947858472998 0 #DIV/0! Other operating expenses 20,527 18,942 1,585 8.4% 0 #DIV/0! Operating income $17,245 $20,046 $-2,801 -0.13972862416442183 $0 #DIV/0!

Capital Structure Overview – Strong Balance Sheet to Support Growth Short-Term Debt $400M facility $200M: SOFR + 0.70% $200M: SOFR + 0.95% Amended facilities to be based off of SOFR Eliminated investment thresholds Added green sublimit pricing to $200M short-term facility (already included in long-term facility) Funded $9.4M acquisition of Planet Found with green sublimit Entered into interest rate swap on $50M for 3 years at 3.98% in 2022 Long-Term Debt Avg. Interest Rate: 3.89% $50M: 2.95% issued in March 2022 $80M: 5.43% issued in March 2023 Stockholders’ Equity increased $25.8 million since the end of 2022  primarily driven by: Strong Net Income performance of $36.3 million Continued Dividend payments of $9.6 million 45016 44926 Stockholders‘ equity $,858,588 $,832,801 Long-term debt, net of current maturities ,656,284 ,578,388 Total permanent capitalization $1,514,872 $1,411,189 Current portion of long-term debt 21,489 21,483 Short-term debt 94,079 ,202,157 Total capitalization and short-term financing $1,630,440 $1,634,829 Equity to Permanent Capital 0.5667726382162982 0.59014136306334586 Equity to Total Capitalization 0.52659895488334441 0.50941168770556433 New Long-Term Debt Issuance $80,000 $50,000 Net New Equity Issuance $0 $8,916

Major Projects and Initiatives Key Projects Driving Adjusted Gross Margin 1Includes adjusted gross margin generated from interim services. 2Includes adjusted gross margin during the first quarter of 2023 comprised of both interim rates and permanent base rates. Adjusted Gross Margin Three Months Ended Year Ended Estimate for Project/Initiative March 31, December Fiscal in thousands 2023 2022 2022 2023 2024 Pipeline Expansions: Guernsey Power Station $365 $263 $1,377 $1,486 $1,482 Southern Expansion — — — 586 2344 Winter Haven Expansion 139 33 260 576 626 Beachside Pipeline Extension — — — 1825 2451 North Ocean City Connector — — — — 200 St. Cloud / Twin Lakes Expansion — — — 268 584 Clean Energy1 247 — 126 1009 1009 Wildlight 26 — — 528 2000 Lake Wales — — — TBD TBD Total Pipeline Expansions 777 296 1763 6278 10696 CNG/RNG/LNG Transportation and Infrastructure 3521 2233 11100 12521 12348 Regulatory Initiatives: Florida GUARD Program — — — TBD TBD Capital Cost Surcharge Programs 720 517 2001 2811 3558 Florida Rate Case Proceeding2 4097 — 2474 16289 17153 Electric Storm Protection Plan 206 — 486 1663 3032 Total Regulatory Initiatives 5023 517 4961 20763 23743 Total $9,321 $3,046 $17,824 $39,562 $46,787 #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Total #REF! #REF! #REF! #REF! #REF! #REF! #REF! Year-Over-Year Change $21,738 $7,225

Key Expansion Projects Project Capital Investment Fully  In Service Annual Adjusted Gross Margin Estimate Guernsey Power Station $6.5 million Q4 2021 $1.5 million Winter Haven Expansion $3.5 million Q3 2022 $0.6 million North Ocean City Connector* $6.3 million Q2 2023  $0.2 million St. Cloud / Twin Lakes Expansion $3.5 million Q2 2023 $0.6 million Beachside Pipeline Extension $10.5 million Q2 2023 $2.5 million Lake Wales $2.2 million Q2 2023 TBD Clean Energy Expansion $5.5 million Q3 2023 $1.0 million Southern Expansion $14.0 million Q4 2023 $2.3 million Wildlight Expansion  $13.4 million 2025 $2.0 million Total investments of $65.4 million generate incremental  adjusted gross margin of $10.7 million once fully in service in 2025  Significant activity in 2023 *Adjusted gross margin expected to begin generating in Q3 2024, following MD rate case

Calvert A. Morgan, Jr. Dianna F. Morgan John R. Schimkaitis Chesapeake Utilities Board Retirements We thank John, Cal and Dianna for their valued service and dedication to Chesapeake Utilities’ mission and growth

Florida Public Utilities’ natural gas base rate case was approved in February, with an effective date beginning on March 1, 2023 The rate case included the following: Consolidation of four natural gas distribution entities in Florida Incremental rate base of $17.2 million Allowed return on equity of 10.25% Equity percentage of 55% Depreciation study Timing of Florida rate case: Regulatory Initiatives - Florida Natural Gas Base Rate Case May 2022 Filed Sept 2022 Interim Rates March 1,  2023 Permanent Rates $17.2M Annualized $7.7M Annualized

Regulatory Initiatives Florida GUARD Program In February 2023, Florida Public Utilities filed for petition of the GUARD program (Gas Utility Access and Replacement Directive) 10-year program to enhance safety, reliability and accessibility of portions of FPU’s natural gas distribution system by: Relocating mains and service lines from rear easements and other difficult access areas to front of street Replacing problematic distribution mains, service lines and maintenance and repair equipment Completing system reliability projects The petition is currently under review by the Florida Public Service Commission Storm Protection Plan In 2020, the Florida PSC implemented rules that allow electric utilities to recover costs associated with the investments that protect a system in the event of a storm and prevent loss of service. Plan updates are required every 3 years. FPU’s electric utility Storm Protection Plan and Storm Protection Plan Cost Recovery mechanisms were approved in the fourth quarter of 2022, with modifications by the Florida PSC. Annual adjusted gross margin of $1.7 million in 2023 and $3.0 million in 2024, with continued investment going forward Eastern Shore Capital Cost Surcharge Programs Eastern Shore recovery mechanism for capital costs associated with mandated highway and railroad relocation projects, along with PHMSA required safety upgrades that required the replacement of existing Eastern Shore facilities.  Expect the program will generate adjusted gross margin of approximately $2.8 million in 2023 and $3.6 million in 2024.

Chesapeake Utilities' Company Culture 2022 Sustainability Report Top Workplaces in USA 2022 Sustainability Report GREEN’s Mission To unite and empower employees to identify and take actions towards a sustainable future by creating a culture of caring, integrity, and excellence.

Guidance Update Strategic capital investments continue to drive earnings growth 8.5% to 9.0% CAGR Diluted Earnings Per Share from Continuing Operations Guidance through 2025 CPK Guidance – High Range CPK Guidance – Low Range $900 million to $1.1 billion $200 million to $230 million in 2023 Capital Expenditures Guidance through 2025 and for 2023 $411 million through Q1 2023 ~$42 million in Q1 2023

Historical Earnings and Dividend Performance 9.8% EPS CAGR 2023 +10.3% Increase 2022 +6.6% Increase Long history of industry leading earnings and dividend growth 9.9% EPS CAGR

Investment Proposition – Committed to Superior Performance Financial Objectives in Support of Increased Shareholder Value: Investing $900 million to $1.1 billion through 2025 with increasing renewable energy investments Targeting 2025 EPS $6.15 to $6.35 Targeting 11.0% or higher consolidated ROE Pursuing dividend growth supported by earnings growth, with a ramp towards a dividend payout ratio of ~45% Maintaining a strong balance sheet Sustainability Strategy GROW Responsibly grow the Company to achieve long-term, sustainable success for our stakeholders. PROTECT Give precedence to the protection of our people, communities, assets and the environment. TRANSFORM Drive next-generation technological and organizational improvements. Strong Foundation for Growth Track Record Energized Team Financial Discipline Platforms for Growth

Appendix CHESAPEAKE UTILITIES CORPORATION

GAAP to Non-GAAP Reconciliation – Consolidated Results 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2022 for additional details. Consolidated Results First Quarter Change Year-to-Date Change (in thousands except per share data) 2023 2022 $ % 2023 2022 $ % Operating Revenues $,218,129 $,222,880 $-4,751 -2.1% $0 #DIV/0! Cost of Sales: Natural gas, propane and electric costs ,-88,589 ,-97,180 8,591 -8.8% 0 #DIV/0! Depreciation & amortization ,-17,183 ,-16,977 -,206 1.2% 0 #DIV/0! Operations & maintenance expense1 ,-17,758 ,-15,640 -2,118 0.1354219948849105 0 #DIV/0! Gross Margin (GAAP) 94,599 93,083 1,516 1.6% 0 #DIV/0! Operations & maintenance expense1 17,758 15,640 2,118 0.1354219948849105 0 #DIV/0! Depreciation & amortization 17,183 16,977 206 1.2% 0 #DIV/0! Adjusted Gross Margin (non-GAAP) $,129,540 $,125,700 $3,840 3.5% $0 #DIV/0!

GAAP to Non-GAAP Reconciliation – Regulated Energy Segment 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2022 for additional details. Regulated Energy Segment First Quarter Change Year-to-Date Change (in thousands except per share data) 2023 2022 $ % 2023 2022 $ % Operating Revenues $,142,270 $,127,891 $14,379 0.11243168010258736 $0 #DIV/0! Cost of Sales: Natural gas and electric costs ,-55,288 ,-45,442 -9,846 0.21667180141719114 0 #DIV/0! Depreciation & amortization ,-12,952 ,-13,086 134 -1.2% 0 #DIV/0! Operations & maintenance expense1 -9,287 -8,176 -1,111 0.13588551859099804 0 #DIV/0! Gross Margin (GAAP) 64,743 61,187 3,556 5.8% 0 #DIV/0! Operations & maintenance expense1 9,287 8,176 1,111 0.13588551859099804 0 #DIV/0! Depreciation & amortization 12,952 13,086 -,134 -1.2% 0 #DIV/0! Adjusted Gross Margin (non-GAAP) $86,982 $82,449 $4,533 5.5% $0 #DIV/0!

GAAP to Non-GAAP Reconciliation – Unregulated Energy Segment 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2022 for additional details. Unregulated Energy Segment First Quarter Change Year-to-Date Change (in thousands except per share data) 2023 2022 $ % 2023 2022 $ % Operating Revenues $83,165 $,101,292 $,-18,127 -0.17895786439205466 $0 #DIV/0! Cost of Sales: Natural gas and propane costs ,-40,571 ,-58,008 17,437 -0.3005964694524893 0 #DIV/0! Depreciation & amortization -4,234 -3,881 -,353 9.0955939190930174 0 #DIV/0! Operations & maintenance expense1 -8,476 -7,063 -1,413 0.20005663315871441 0 #DIV/0! Gross Margin (GAAP) 29,884 32,340 -2,456 -7.6% 0 #DIV/0! Operations & maintenance expense1 8,476 7,063 1,413 0.20005663315871441 0 #DIV/0! Depreciation & amortization 4,234 3,881 353 9.0955939190930174 0 #DIV/0! Adjusted Gross Margin (non-GAAP) $42,594 $43,284 $-,690 -1.6% $0 #DIV/0!

Quarterly Earnings Cadence Year Q1 EPS Q2 EPS Q3 EPS Q4 EPS FY EPS 2023 $2.04 2022 $2.08 $0.96 $0.54 $1.46 $5.04 % of FY 41% 19% 11% 29% 2021 $1.96 $0.78 $0.71 $1.28 $4.73 % of FY 41% 16% 15% 27% 2020 $1.77 $0.64 $0.56 $1.24 $4.21 % of FY 42% 15% 13% 29% 2019 $1.75 $0.54 $0.38 $1.04 $3.72* % of FY 47% 15% 10% 28% 2018 $1.66 $0.35 $0.37 $1.09 $3.47 % of FY 48% 10% 11% 31% 5yr % Band 41% - 48% 10% - 19% 10% - 15% 27% - 31% Note: Historic EPS presented from continuing operations *The sum of the four quarters does not equal the full year amount due to rounding

Capital Investment Has Driven Our Earnings Growth Amounts in chart reflected in millions. $200 to $230 Last 10 Years: $1.8 Billion Since FPU Acquisition: $2.1 Billion 2009 2022 2022 2013 Long track record of prudent capital investments

Solid Track Record of Return on Equity Consistently exceeding peer median and 75th percentile * 10-Year Peer 75th Percentile – 9.4% * 10-Year Peer Median – 8.2% 18 years with 11%+ Return on Equity * Peer ROE’s as-of 12/31/2022

Mission, Vision and Values OUR Mission We deliver energy that makes life better for the people and communities we serve. OUR Vision We will be a leader in delivering energy that contributes to a sustainable future. OUR Values Care We put people first. Keep them safe. Build trusting relationships. Foster a culture of equity, diversity and inclusion. Make a meaningful difference everywhere we live and work. Integrity We tell the truth. Ensure moral and ethical principles drive our decision-making. Do the right thing even when no one is watching. Excellence We achieve great things together. Hold each other accountable to do the work that makes us better, every day. Never give up.